UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2003

                                 CIT GROUP INC.
             (Exact name of registrant as specified in its charter)

   Delaware                       001-31369                      65-1051192
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
                          ----------------------------
              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (973) 740-5000
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

99.1 Historical quarterly financial information issued by CIT Group Inc. on its website, www.cit.com.

Item 9. Regulation FD Disclosure.

This Current Report on Form 8-K includes an exhibit, attached as Exhibit 99.1, disclosing certain historical quarterly financial information issued by CIT Group Inc. on its website, www.cit.com. This supplemental data has not been examined under generally accepted accounting principles ("GAAP") by independent accountants and includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is included as a separate table at the end of Exhibit 99.1.

The historical quarterly financial information provided herein excludes the results of Tyco Capital Holding, Inc. ("TCH"), which was merged into CIT Group Inc. (Nevada) prior to CIT's initial public offering ("IPO") on July 8, 2002. TCH had nominal activities prior to Tyco's acquisition of CIT on June 1, 2001 and does not impact the Company's financial results for the period(s) subsequent to the IPO date. Certain prior period amounts have been reclassified to conform to the current period presentation.

Please refer to the Company's SEC filings on Forms 10-K and 10-Q for consolidated financial results prepared in accordance with GAAP.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CIT GROUP INC.
                                          (Registrant)

                                          By: /s/ William J. Taylor
                                              ----------------------------------
                                                  William J. Taylor
                                                  Executive Vice President and
                                                  Controller
                                                  (Principal Accounting Officer)

Dated: October 24, 2003


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